Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME:                                            NATIONAL STEEL CORPORATION, ET AL.

CASE NO:                                                                02-08697 THROUGH 02-08738

DECLARATION UNDER PENALTY OF PERJURY

I, Kirk A. Sobecki, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

/s/ Kirk A. Sobecki
For the Debtor In Possession

Kirk A. Sobecki
President

DATED:	September 8, 2003

U.S. TRUSTEE MONTHLY OPERATING REPORT

June 1, 2003 to June 30, 2003

I.                                         National Steel Corporation Unaudited Combined Financial Statements

A.           Combined Statement of Receipts and Disbursements for the month ended June 30, 2003

B.             Combined Statement of Net Liabilities in Liquidation as of June 30, 2003

C.             Notes to the Unaudited Combined Financial Statements

II.                                     Schedule of Receipts and Other Information

III.                                 Schedule of Disbursements

NATIONAL STEEL CORPORATION AND SUBSIDIARIES

CASE NOS: 02-08697 THROUGH 02-08738
COMBINED STATEMENT OF RECEIPTS AND DISBURSEMENTS
(Liquidation Basis)
(In Millions of Dollars)
(Unaudited)

For the Month of June, 2003

Beginning Cash Balance, June 1, 2003	$386.3

Receipts
Property sales & other receipts	$0.8
Interest income	0.3
Total Receipts	1.1

Disbursements
DIP Loan	—
Pre-Closing Expenses	11.5
Letters of credit	5.0
Cure payments	0.4
Tax Claims	6.4
Professional Fees	—
Severance and Retention Expenses	8.6
Surety Bonds	—
Post-Petition Workers Comp	0.9
Wind down costs	0.3
Total Disbursements	33.1

Net Disbursements for the Period	$(32.0)

Ending Cash Balance including Restricted Cash, June 30, 2003	$354.3

See notes to the combined financial statements

NATIONAL STEEL CORPORATION AND SUBSIDIARIES

CASE NOS: 02-08697 THROUGH 02-08738
COMBINED STATEMENT OF NET LIABILITIES IN LIQUIDATION
(Liquidation Basis)
(In Millions of Dollars)
(Unaudited)

June 30, 2003
ASSETS

Cash and cash equivalents	$226.5
Restricted cash	127.8
Receivables— net	4.0
Property held for sale	8.5
Other assets	29.9
TOTAL ASSETS	$396.7

LIABILITIES

Accounts payable	$17.6
Salaries, wages, benefits and related taxes	15.0
Property taxes and other taxes	30.8
Other accrued liabilities	115.1
Liabilities subject to compromise	3,870.3
TOTAL LIABILITIES	4,048.8

NET LIABILITIES	$(3,652.1)

See notes to the combined financial statements

NATIONAL STEEL CORPORATION AND SUBSIDIARIES

CASE NOS: 02-08697 THROUGH 02-08738
NOTES TO THE COMBINED FINANCIAL STATEMENTS

Note 1 – Basis of Presentation

On March 6, 2002 National Steel Corporation (the “Company”) and forty-one of its domestic subsidiaries (collectively “the Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the “Court”).  Certain majority owned subsidiaries of the Company have been excluded from the Chapter 11 filings.  The case was assigned to the Hon. John H. Squires and is being jointly administered under case number 02-08699.

On April 21, 2003 the Court approved a motion to sell substantially all of our assets to United States Steel Corporation (“USS”).  Closing was completed on May 20, 2003 and we ceased operations.  Since the asset sale, we have conducted no operations other than in accordance with, and as required by, the Bankruptcy Code.  In connection with the approval of the sale motion we agreed to file a Chapter 11 liquidation plan with the Court.  Under the priority scheme established by the Bankruptcy Code, certain post-petition liabilities and pre-petition liabilities need to be satisfied before shareholders can receive any distribution.  There will not be a recovery by our stockholders under any Chapter 11 plan.

As a result of the events mentioned above, we adopted the liquidation basis of accounting as of May 31, 2003.  The liquidation basis of accounting requires assets to be reported at their estimated realizable values and liabilities to be reported at their estimated settlement amounts.  The liquidation basis of accounting requires us to accrue an estimate for expenses to be incurred during the period through closing the Chapter 11 case.  We recorded an accrual of approximately $48 million in May 2003 for this estimate.

Property is being reported at current estimated selling values based upon on-going negotiations with potential buyers.  Actual amounts realized could differ from these estimates.

Liabilities subject to compromise continue to be valued at their historical values until “legal release” by the Court.  This is expected to occur once the liquidation plan is final and all assets have been distributed.

Preparation of the combined financial statements for the month ended June 30, 2003 requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities.  Actual amounts could differ materially from those estimates.

The unaudited financial results presented for the month ended June 30, 2003 are not necessarily indicative of results of operations for the full year.  The Annual Report of NSC on Form 10-K for the year ended December 31, 2002 and other reports filed with the Securities and Exchange Commission during 2003 contain additional information and should be read in conjunction with this report.

Note 2 – Restricted Cash

Restricted Cash consists of funds escrowed at the time of the asset sale as designated by the Court as follows:

Real Estate Tax Escrow	$17.3
Property Tax Escrow	41.3
Unsecured Creditor Escrowed Funds	25.0
Other Escrowed Funds	8.2
Letters of Credit	36.0
$127.8

Note 3 – Accounts Receivable

Accounts receivable activity for the month of June 2003 is as follows:

Balance, May 31, 2003	$4.4
June Sales	—
June Collections	(0.4)
Balance, June 30, 2003	$4.0

Note 4 – Other Assets

Other assets at June 30, 2003 consists of the following:

Chapter 11 Retainers	$1.0
Vendor deposits	2.0
Prepaid insurance premiums	2.0
Escrow deposits	17.4
Prudential Stock	6.2
Other	1.3
$29.9

Note 5 – Accounts Payable

Accounts payable activity for the month of June 2003 is as follows:

Balance, May 31, 2003	$12.1
June Purchases	15.2
June Payments	(9.7)
Balance, June 30, 2003	$17.6

Note 6 — Liabilities Subject to Compromise

The principal categories of claims classified as liabilities subject to compromise are identified below.  All amounts below may be subject to future adjustment depending on Court action, further developments with respect to disputed claims, or other events.  Additional claims may arise resulting from rejection of additional executory contracts or unexpired leases by the Company.  Under an approved final plan of liquidation, these claims may be settled at amounts substantially less than their allowed amounts.

Recorded liabilities subject to compromise under the Chapter 11 proceedings consisted of the following:

June 30, 2003
Accounts payable	$132.8
Short-term borrowings	100.0
Pension liabilities, including minimum pension liabilities	2,145.4
Property taxes and other taxes	48.5
Other liabilities	118.3
Long-term obligations	176.6
Postretirement benefits other than pensions	1,148.7
$3,870.3

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: National Steel Corporation, et al.	CASE NOs.: 02-08697 through 02-08738

SCHEDULE OF RECEIPTS
For the Month Ending June 30, 2003

Category

Interest Income	$0.3
Property sales	0.2
Escrow Deposits	—
Other receipts	0.6

Total	$1.1

PAYROLL INFORMATION
For the Month Ending June 30, 2003

Gross Payroll for the Period	$8.4

Payroll Taxes Due but Unpaid	$0.2

Post petition salaries and wages, including employee withholdings and employer related payroll taxes, have been paid in the ordinary course of business.

Other post petition taxes, including those for sales and use taxes, property taxes and other taxes have been paid in the ordinary course of business.

All insurance policy premiums due, including those for workers compensation and disability insurance have been paid.  Accordingly, all such policies remain in force.

Details for the above transactions will be provided to the U.S. Trustee upon request.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: National Steel Corporation, et al.	CASE NOs.: 02-08697 through 02-08738

SCHEDULE OF DISBURSEMENTS

Case No.		Month Ended June 30, 2003

02-08699	National Steel Corporation (Delaware)	$32,499,370
02-08697	Granite City Steel Company	0
02-08698	National Materials Procurement Corporation	0
02-08738	National Steel Corporation (New York)	0
02-08700	American Steel Corporation	0
02-08704	D.W. Pipeline Corporation	0
02-08707	Granite Intake Corporation	0
02-08713	Great Lakes Steel Corporation	0
02-08715	The Hanna Furnace Corporation	0
02-08719	Hanna Ore Mining Corporation	0
02-08723	Ingleside Channel & Dock Co.	0
02-08728	Ingleside Holdings L.P.	0
02-08731	Ingleside Point Corporation	0
02-08737	Liberty Pipe and Tube, Inc.	0
02-08701	Mid-Coast Minerals Corporation	0
02-08705	Midwest Steel Corporation	0
02-08710	NS Holdings Corporation	63
02-08714	NS Land Company	0
02-08717	NS Technologies, Inc.	0
02-08721	NSC Realty Corporation	0
02-08726	NSL, Inc.	0
02-08729	Natcoal, Inc.	0
02-08732	National Acquisition Corporation	0
02-08735	National Caster Acquisition Corporation	0
02-08736	National Caster Operating Corporation	0
02-08702	National Casting Corporation	0
02-08706	National Coal Mining Company	0
02-08709	National Coating Limited Corporation	0
02-08711	National Coating Line Corporation	0
02-08716	National Mines Corporation	0
02-08720	National Ontario Corporation	0
02-08724	National Ontario II, Limited	0
02-08725	National Pickle Line Corporation	0
02-08733	National Steel Funding Corporation	0
02-08703	National Steel Pellet Company	607,183
02-08708	Natland Corporation	0
02-08712	Peter White Coal Mining Corp.	0
02-08718	ProCoil Corporation	20,015
02-08722	Puritan Mining Company	0
02-08727	Rostraver Corporation	0
02-08730	Skar-Ore Steamship Corporation	0
02-08734	The Teal Lake Iron Mining Company	0
		$33,126,631